SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 26, 2000


                          SYLVAN LEARNING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




                MARYLAND                                0-22844                              52-1492296
    (State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
             Incorporation)





                1000 LANCASTER STREET, BALTIMORE, MARYLAND 21202
               (Address of Principal Executive Offices) (ZIP Code)





        Registrant's telephone number, including area code (410) 843-8000



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

              On January 26, 2000, (i) Sylvan Learning Systems, Inc. ("Sylvan") entered into a Stock Purchase Agreement with Prometric, Inc., a Maryland corporation and a wholly-owned subsidiary of Sylvan ("Prometric"), The Thomson Corporation, a corporation formed under the laws of Ontario, Canada ("Thomson"), and Prometric Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Thomson ("Acquisition") (the "Stock Purchase Agreement"), and (ii) Sylvan I B.V., a wholly-owned Dutch subsidiary of Sylvan, entered into an Acquisition Agreement with Dodd Street Holdings B.V., a wholly-owned Dutch subsidiary of Thomson (the "Acquisition Agreement" and, together with the Stock Purchase Agreement, the "Agreements"). Pursuant to the Agreements, Sylvan agreed to sell its entire computer-based testing business, known as Sylvan Prometric, for an aggregate purchase price of approximately $775,000,000. The purchase price is subject to adjustment upon certain events described in the Agreements. The transaction is subject to (i) expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) satisfaction of certain other conditions set out in the Agreements, and (iii) certain other customary conditions.

              The foregoing description of the Agreements and the transactions contemplated thereby, do not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement and Acquisition Agreement, each attached as exhibits hereto. A press release issued by Sylvan on January 26, 2000 announcing the execution of the Agreements is also attached hereto as Exhibit 99.01 and incorporated by reference herein.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b)       Not Applicable

                  (c)      Exhibits.   The following exhibits are filed with
                           this report:

                  2.01 Stock Purchase Agreement, dated January 26, 2000, by and among Sylvan Learning Systems, Inc., Prometric, Inc., Prometric Acquisition Corporation and The Thomson Corporation.

                  2.02 Acquisition Agreement, dated January 26, 2000, by and among Sylvan I B.V. and Dodd Street Holding B.V.

                  99.01 Press Release, dated January 26, 2000 of Sylvan Learning Systems, Inc., filed herewith.

                         [Signature on following page.]

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SYLVAN LEARNING SYSTEMS, INC.


                                                /s/ B. Lee McGee
                                                ------------------------------
                                                 Name:  B. Lee McGee
                                                 Title: Executive Vice President
                                                        and Chief Financial
                                                        Officer


Date:  January 31, 2000

                                  EXHIBIT INDEX


Exhibit               Description                                       Page No.
-------              -------------                                      -------
2.01 Stock Purchase Agreement, dated January 26, 2000, by and among Sylvan Learning Systems, Inc., Prometric, Inc., Prometric Acqisition Corporation and The Thomson Corporation.

2.02 Acquisition Agreement, dated January 26, 2000, by and among Sylvan I B.V. and Dodd Street Holding B.V.

99.01 Press Release, dated January 26, 2000 of Sylvan Learning Systems, Inc., filed herewith.